EXHIBIT 10.83

                     FIRST AMENDMENT TO SERVICING AGREEMENT


      This First Amendment to Servicing Agreement dated as of November 15, 2000 (the "Amendment") is made by and among F.I.R.C., Inc., a Delaware corporation, as borrower (the "Borrower"), Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association), a national banking association, as back-up servicer (the "Back-up Servicer") and as collateral agent (the "Collateral Agent"), and First Investors Servicing Corporation (successor in name to Auto Lender Acceptance Corporation), a Delaware corporation, as servicer (the "Servicer"). Capitalized terms used herein which are not otherwise defined shall have the same meanings herein as in the Servicing Agreement referred to below.

                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Back-up Servicer, the Collateral Agent and the Servicer are parties to that certain Servicing Agreement dated as of June 25, 1999 (the "Servicing Agreement"); and

      WHEREAS, in connection with the transactions contemplated by that certain Second Amended and Restated Credit Agreement dated as of November 15, 2000 among the Borrower, the Banks as defined therein, and Bank of America, N.A., as agent for the Banks (the "Credit Agreement"), the Borrower, the Back-up Servicer, the Collateral Agent and the Servicer desire to amend the Servicing Agreement as set forth below;

      NOW THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

      1. AMENDMENTS TO SERVICING AGREEMENT.

            (a) All references in the Servicing Agreement to "Norwest Bank Minnesota, National Association" in any capacity are hereby amended to refer to "Wells Fargo Bank Minnesota, National Association" in such capacity.

            (b) All references in the Servicing Agreement to "Auto Lenders Acceptance Corporation" are hereby amended to refer to "First Investors Servicing Corporation."

            (c) The term "Credit Agreement" as used in the Servicing Agreement shall mean that certain Second Amended and Restated Credit Agreement dated as of November 15, 2000 among the Borrower, the Banks as defined therein, and Bank of America, N.A., as agent for the Banks.
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            (d) Subsection (b) of Section 2.20 of the Servicing Agreement is
hereby amended in its entirety to provide as follows:

                  (c) At all times during the term hereof, the initial Servicer shall keep available at its office located at 380 Interstate North Parkway, Atlanta, Georgia 30559 (or such other location as to which is shall give written notice to the Collateral Agent and the Agent), for inspection by the Borrower, the Agent, the Back-up Servicer and the Collateral Agent a list of all Receivables being serviced hereunder at the time.

      2. AMENDMENT INCLUDED IN REFERENCES. On and after the date on which this Amendment becomes effective, each reference (a) in the Servicing Agreement to "this Agreement", "hereunder", "herein" or words of like import, or (b) in the Loan Documents (as defined in the Credit Agreement) to the "Servicing Agreement", shall mean and be a reference to the Servicing Agreement, as hereby amended.

      3. RATIFICATION OF SERVICING AGREEMENT. Except as expressly affected by the provisions set forth herein, the Servicing Agreement, as hereby amended, shall remain in full force and effect and is hereby ratified and confirmed.

      4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but when taken together shall constitute but one instrument.

      5. EFFECTIVENESS. This Amendment shall become effective contemporaneously with the effectiveness of that certain Second Amended and Restated Credit Agreement of even date herewith among the Borrower, Bank of America, N.A., individually and as agent, and the other financial institutions parties thereto.

      IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed this Amendment as of the date first set forth above.


                                    F.I.R.C., Inc., as Borrower


                                    By: ________________________________________
                                            Bennie H. Duck, Vice President

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                                    Wells Fargo Bank (Minnesota), National
                                    Association, as Back-up Servicer


                                    By: ________________________________________
                                    Printed Name: ______________________________
                                    Title: _____________________________________



                                    Wells Fargo Bank (Minnesota), National
                                    Association, as Collateral Agent


                                    By: ________________________________________
                                    Printed Name: ______________________________
                                    Title: _____________________________________


                                    First Investors Servicing Corporation


                                    By: ________________________________________
                                            Bennie H. Duck, Vice President

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